Exhibit 99.1

ExpressJet and Hayman ADVISORS Announce Agreement Regarding Potential Proxy Contest

            HOUSTON, March 17, 2008 -- ExpressJet Holdings, Inc. (NYSE: XJT) and Hayman Investments, L.L.C., Hayman Advisors, L.P., Hayman Capital Master Fund, L.P., and J. Kyle Bass jointly announced today that they have reached an agreement regarding the potential proxy contest pertaining to the election of directors to ExpressJet’s board of directors at the 2008 annual meeting of stockholders.  ExpressJet and Hayman Advisors have determined that the company’s stockholders will be better served by resolving this matter well in advance of the May meeting and working together going forward.

            As part of the agreement, ExpressJet will increase the size of its board from 8 to 9 directors and appoint as a new director Andrew N. Jent, one of the candidates that Hayman Advisors had previously announced it would be nominating.  Mr. Jent will be appointed to the newly created vacancy in Class II of the board, with a term expiring at the 2009 annual meeting of stockholders.  The company’s original slate of the following continuing directors in Class I of the board will be voted on at the 2008 annual meeting of stockholders: Patrick Kelly, James B. Ream and Bonnie S. Reitz.

            In addition, ExpressJet agreed that if Hayman Advisors gives written notice prior to September 2008 that it wishes to nominate an additional director to the board, then the company will increase the size of the board further from 9 to 10 directors and appoint as a new director William F. Loftus, the other nominee previously announced by Hayman Advisors.  Mr. Loftus would serve as a Class III director with a term expiring at the 2010 annual meeting of stockholders.  At the same time that Mr. Jent joins the board, ExpressJet will engage the LoftusGroup LLC, of which Mr. Loftus is the principal, to provide consulting services to the company, and Mr. Loftus will be authorized to attend all board meetings as an observer.

            ExpressJet will file a Form 8-K with the Securities and Exchange Commission describing the agreement with Hayman Advisors, announcing the appointment of Mr. Jent to the board, and providing other appropriate disclosure.  Hayman Advisors will file an amendment to its Schedule 13D, immediately cease efforts related to any proxy solicitation, and withdraw its own nominations to the company’s board for the 2008 annual meeting.

            “We are pleased that we were able to reach this agreement and avoid a disruptive proxy contest,” said George R. Bravante, Jr., the company’s Chairman of the Board.  “We have always sought to maintain an open dialogue with our stockholders and are prepared to have a continuing dialogue with them. We welcome Andy Jent and Bill Loftus to our board and look forward to their contributions.  Our board is well aware of the challenges we face and is actively engaged in addressing those challenges.”

            Speaking on behalf of Hayman Advisors, Andy Jent stated, "We continue to believe that ExpressJet remains uniquely positioned and look forward to working with Mr. Bravante and the rest of the board to ensure that the corporate strategy is designed to maximize shareholder value."

            Prior to joining Hayman Advisors in January 2008 as President, Andy Jent (age 38) was a Principal at CXO, LLC, an international crisis management and turnaround firm. Mr. Jent brings more than 17 years of experience in developing and implementing appropriate strategies designed to maximize corporate value including corporate turnarounds, financial reorganizations and asset sales, and advisory and interim management engagements. Additionally, Mr. Jent has held  positions of responsibility with portfolio companies of several leading private equity firms, including Hicks Muse, Warburg Pincus, Willis Stein, Fleet Equity Partners, and Burr Egan Deleage. Mr. Jent earned his Bachelor's Degree in Business Administration with an emphasis in Finance from Texas Christian University.

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ExpressJet/Hayman Page 2

            Bill Loftus (age 69) currently serves as a Managing Director for the LoftusGroup LLC, a management and consulting firm. Prior to founding the LoftusGroup in 1999, he held senior executive positions in several Fortune 100 companies, and served as Senior Vice President and Chief Financial Officer of USAir Inc. His recent consultant assignments have included positions as Chief Executive Officer, Chief  Financial Officer and Chief Restructuring Officer in numerous  situations, including serving as Executive Vice President and Chief Financial Officer for Hawaiian Airlines.  Mr. Loftus earned degrees from Yale University (BA), University of Michigan Law School (JD), New York University Law School (LLM) and Harvard Business School (CFM).

ExpressJet Background

ExpressJet Holdings operates several divisions designed to leverage the management experience, efficiencies and economies of scale present in its subsidiaries, including ExpressJet Airlines, Inc. and ExpressJet Services, LLC. ExpressJet Airlines serves 175 destinations in North America and the Caribbean with approximately 1,500 departures per day. Operations include capacity purchase and pro-rate agreements for mainline carriers; providing clients customized 50-seat charter options; training services through its world-class facility in Houston, Texas; and ExpressJet branded flying, providing non-stop service to markets concentrated in the West, Midwest and Southeast regions of the United States. ExpressJet Services is the North American partner to three major European original equipment manufacturers and provides composite, sheet metal, interior and thrust reverser repairs throughout five facilities in the United States. For more information, visit www.expressjet.com.

Some of the statements in this document are forward-looking statements that involve a number of risks and uncertainties. Many factors could affect actual results, and variances from current expectations regarding these factors could cause actual results to differ materially from those expressed in these forward-looking statements. Some of the known risks that could significantly impact revenues, operating results and capacity include, but are not limited to: the company's continued dependence on Continental for the majority of its revenue; Continental's ability to terminate the capacity purchase agreement with the company; potential loss of access to aircraft, facilities and regulatory authorizations, as well as any airport-related services that Continental currently provides to ExpressJet; ExpressJet's new operations are less profitable than historical results; competitive responses to the company's branded entry into new markets; certain tax matters; reliance on technology and third-party service providers; flight disruptions as a result of operational matters; regulatory developments and costs, including the costs and other effects of enhanced security measures and other possible regulatory requirements; and competition and industry conditions. Additional information concerning risk factors that could affect the company's actual results are described in its filings with the Securities and Exchange Commission, including its 2006 annual report on Form 10-K. The events described in the forward-looking statements might not occur or might occur to a materially different extent than described herein. The company undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Promptly after filing its definitive 2008 Proxy Statement for the Annual Meeting with the SEC, the Company will mail the definitive 2008 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting.  WE URGE INVESTORS TO READ THE 2008 PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain, free of charge, copies of the 2008 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC's website at www.sec.gov, at the Company's website at www.expressjet.com or by contacting Kristy Nicholas at 832.353.1409 or via email at kristy.nicholas@expressjet.com.

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